UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 2, 2018

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 E. HAMILTON AVENUE, SUITE 550

CAMPBELL, CA 95008

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2018, the Compensation Committee of the Board of Directors, or the Compensation Committee, of VIVUS, Inc., or the Company, met to review the equity compensation of the Company’s employees, including its executive officers, or the Compensation Committee Meeting.

Stock Option Awards for Executive Officers

At the Compensation Committee Meeting, the Compensation Committee authorized and approved stock option awards under the Company’s 2010 Equity Incentive Plan to certain of the Company’s employees, including executive officers Mark K. Oki, Chief Financial Officer and Chief Accounting Officer, John L. Slebir, Senior Vice President, Business Development and General Counsel and Secretary, and Santosh T. Varghese, M.D., Chief Medical Officer. Thomas B. King, interim Chief Executive Officer, was previously granted his initial stock option award following his appointment as interim Chief Executive Officer. The following table sets forth the specific stock option awards authorized and approved for each of Messrs. Oki and Slebir and Dr. Varghese:

Executive Officers (1)	Stock Option Awards (2)
Thomas B. King	—
Mark K. Oki	350,000
John L. Slebir	425,000
Santosh T. Varghese, M.D.	262,500

(1)               With the exception of Mr. King, these individuals were listed as named executive officers in the Company’s proxy statement filed with the Securities and Exchange Commission on September 27, 2017. The Board of Directors of the Company appointed Mr. King to serve as interim Chief Executive officer, effective December 31, 2017.

(2)               For Messrs. Oki and Slebir and Dr. Varghese, the shares of common stock subject to each stock option will vest and become exercisable over four (4) years as follows: one-fourth (1/4th) of the total number of shares subject to the option will vest and become exercisable on the one (1) year anniversary of the date of grant and an additional one forty-eighth (1/48th) of the total number of shares subject to the stock option will vest and become exercisable on the last day of each month thereafter, subject to each such individual continuing to be a Service Provider (as defined in the Company’s 2010 Equity Incentive Plan) on the relevant vesting dates. Each stock option has an exercise price equal to the closing price reported by the NASDAQ Global Select Market on the date of grant ($0.40 per share), a 7-year term from the date of grant and an exercise period equal to 12 months from the date each such individual ceases to be a Service Provider.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ John L. Slebir
John L. Slebir
Senior Vice President, Business Development and General Counsel

Date:  February 6, 2018